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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 6, 2001

                        Morgan Stanley ABS Capital I Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                     333-59060                13-3291626
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(State or Other Jurisdiction of      (Commission File         (I.R.S. Employer
        Incorporation)                   Number)             Identification No.)


        1585 Broadway                                           10036
      New York, New York                                ------------------------
(Address of Principal Executive                               (Zip Code)
          Offices)

        Registrant's telephone number, including area code (212) 296-7000
                                                           --------------

                                    No Change
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          (Former name or former address, if changed since last report)
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

         Item 5.           OTHER EVENTS

                  In connection with the offering of Morgan Stanley Dean Witter Capital I 2001-4, Mortgage Pass-through certificates, Series 2001-NC4 described in a Prospectus Supplement dated December 6, 2001, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
                           -----------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibit 99.1.  Related Computational Materials (as defined in
                  Item 5 above).





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

                                   SIGNATURES

                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MORGAN STANLEY DEAN WITTER CAPITAL I INC.__________
                       as Depositor and on behalf of Morgan Stanley Dean Witter Capital I Inc. Trust 2001-4
                  Registrant

                              By:   /s/ Sanjeev Khanna
                                    -------------------------------------
                                    Name: Sanjeev Khanna
                                    Title: Executive Director



Dated:  December 6, 2001






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

                                  EXHIBIT INDEX
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EXHIBIT NO.                DESCRIPTION
-----------                -----------

99.1                       Related Computational Materials (as
                           defined in Item 5 above).